Earnings Summary November 2, 2017 Third Quarter 2017 Exhibit 99.3

Genworth 3Q17 Earnings Presentation - November 2, 2017 This presentation contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will” or words of similar meaning & include, but are not limited to, statements regarding the outlook for future business and financial performance of Genworth Financial, Inc. (Genworth) and its consolidated subsidiaries. Forward-looking statements are based on management’s current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially due to global political, economic, business, competitive, market, regulatory and other factors and risks, including those discussed at the end of this presentation, as well as in the risk factors section of Genworth’s Annual Report on Form 10-K, filed with the United States Securities and Exchange Commission (SEC) on February 27, 2017. Genworth undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise. Non-GAAP1 And Other Items All financial data is as of September 30, 2017 unless otherwise noted. For additional information, please see Genworth’s third quarter of 2017 earnings release and financial supplement posted at genworth.com. For important information regarding the use of non-GAAP and selected operating performance measures, see the Appendix. Unless otherwise noted, all references in this presentation to net income (loss) and adjusted operating income (loss) should be read as net income (loss) available to Genworth’s common stockholders and adjusted operating income (loss) available to Genworth’s common stockholders, respectively. Cautionary Note Regarding Forward-Looking Statements 1U.S. Generally Accepted Accounting Principles

Key Financial Themes For The 3rd Quarter Financial Performance Strong Insurance In Force Growth, Loss Ratio, And Capital Levels For U.S. Mortgage Insurance (MI) U.S. MI PMIERs1 Capital Level At 122%, In Excess Of $500MM Above Requirements Strong Loss Ratio Performance & Capital Levels For Canada MI Annual Review Of Long Term Care Insurance (LTC) Claims Reserve Complete. No Significant Adjustments As Aggregate Experience In Line With Expectations Loss Recognition & Cash Flow Testing Will Be Completed With The Fourth Quarter Financial Close Holding Company Cash & Liquid Assets Of ~$830 Million Genworth 3Q17 Earnings Presentation - November 2, 2017 1Private Mortgage Insurer Eligibility Requirements

3Q17 Results Summary – Genworth Consolidated

Adjusted Operating Income (Loss)[1] ($MM)

U.S. MI: $73MM

Insurance In Force Growth And Loss Performance Continue To Drive Strong Results

Canada MI: $37MM

Higher Earned Premiums From Larger Premium Written In Recent Years

Strong Loss Ratio Performance

Australia MI: $12MM

Stable Performance; Continued Pressure From Mining Regions

U.S. Life Insurance: $(1)MM

Less Favorable LTC Claim Terminations, Higher Benefit Payments, And Less Favorable New Claim Experience Sequentially

Higher Lapses & Unfavorable Mortality In Life Insurance

Runoff: $13MM

Favorable Market Performance

Corporate & Other: $(58)MM

Unfavorable Tax Adjustments


3Q17
2Q17
3Q16
76
73
37
12
(1)
(58)
13
151
91
41
12
39
11
(43)
(405)
67
36
14
12
(207)
(327)
Net Income
107
Net Income
202
Net Loss
(380)
Runoff
U.S. Life
Australia MI
Canada MI
U.S. MI
Corp/Other

[1]Non-GAAP Measure, See Appendix For Additional Information

Genworth 3Q17 Earnings Presentation - November 2, 2017 3

Genworth

U.S. Mortgage Insurance ($MM) ($MM) Benefits/Changes In Policy Reserves Premiums Flow NIW11,3009,80012,800 Loss Ratio20%2%21% Primary Delqs (#)20,50820,67725,803 Primary New Delqs (#)8,7537,7769,609 Primary Paid Claims1 (#)1,2682,0331,561 Primary Cures (#)7,6548,0858,043 % Of RIF2 2009+82%80%75% Premiums Up On Solid Growth In Insurance In Force New Insurance Written (NIW) Increased 15% Sequentially Primarily From A Seasonally Larger Purchase Originations Market Single Premium NIW Mix Up Sequentially & Versus Prior Year On Selective Participation Loss Ratio Up Sequentially As A Result Of Favorable Reserve Adjustment In The Prior Quarter & Seasonality Loss Ratio Of 2% In 2Q17 And 21% In 3Q16 Included A Favorable Reserve Adjustment Of 8 Points And 6 Points, Respectively RIF2 From 2009+ Continues To Grow As A Percent Of Total 1Direct Paid Claims In The Second Quarter Of 2017 Include Payment In Relation To An Agreement On Non-performing Loans..2Risk In Force Genworth 3Q17 Earnings Presentation - November 2, 2017

Flow NIW4,4003,7005,300 Bulk NIW6008005,100 Canada Mortgage Insurance ($MM) ($MM) Loss Ratio14%4%24% Total Delqs (#)1,7591,8092,027 New Delqs (#)9739651,252 Paid Claims (#)387428427 Cures (#)636810759 Benefits/Changes In Policy Reserves Premiums Earned Premium Growth Versus The Prior Year From Larger Premium Written In Recent Years; Favorable $6MM Premium Impact From Foreign Exchange (FX) Versus The Prior Quarter Flow NIW Increased Versus The Prior Quarter From Seasonally Larger Originations Market & Decreased Versus The Prior Year From A Smaller Market Size Bulk NIW Decreased Versus The Prior Year As A Result Of Regulatory Changes Introduced In 2016 & 2017 Loss Ratio Up Sequentially From A Normalization Of Cure Activity And Down Versus The Prior Year From Lower New Delinquencies, Net Of Cures 2017 Full Year Loss Ratio Outlook Changed To A Range Of 10-20% From 15-25% Genworth 3Q17 Earnings Presentation - November 2, 2017

Australia Mortgage Insurance ($MM) ($MM) Benefits/Changes In Policy Reserves Premiums Flow NIW3,7004,1004,600 Bulk NIW600600- Loss Ratio37%34%42% Total Delqs (#)7,1467,2856,844 New Delqs (#)2,8873,1453,214 Paid Claims (#)376355321 Cures (#)2,6502,4312,462 Earned Premiums Down Versus The Prior Year Due To Lower Written Premiums In Recent Years. Favorable $2MM Impact From FX Versus The Prior Quarter & $3MM Versus Prior Year Flow NIW Down Primarily From Lower Market Penetration Attributable To A Change In Customer Mix Loss Ratio Up 3 Points Sequentially As 2Q17 Included Non-Reinsurance Recoveries On Paid Claims Which Favorably Impacted The Loss Ratio By 8 Points. Sequential Seasonal Decrease In Net New Delinquencies 2017 Full Year Loss Ratio Outlook Changed To A Range Of 35-40% From 40-50%1 Genworth 3Q17 Earnings Presentation - November 2, 2017 1 The Company Is Currently Reviewing Its Premium Earning Pattern, And Anticipates That This Review Will Be Completed During The Fourth Quarter. Any Change To The Premium Earning Pattern May Impact Its Results Of Operations, Including Its Loss Ratio.

MI Businesses – Capital Adequacy[1]

U.S. MI – Consolidated RTC[2]



Target RTC Ratio: <18.0:1
12.8
13.0
15.0
3Q17
2Q17
3Q16

	3Q17	2Q17	3Q16
PMIERs Sufficiency[3]	122%	122%	117%

Strong PMIERs Sufficiency Ratio In Excess Of $500MM Above Requirements

Canada – MCT[4] (%)



Target MCT Range: 160 - 165%
165
167
237
Target MCT Ratio: 220%
3Q17
2Q17
3Q16

New Regulatory Capital Framework Effective January 1, 2017 With Recalibrated Minimum Requirement Of 150% & Targeted Range Of 160 - 165%

Australia – PCA[5] (%)



Target PCA Range: 132 to 144%
184
181
155
3Q17
2Q17
3Q16

Portfolio Seasoning Continues To Lower Required Capital & Improve The PCA Ratio

[1]Company Estimate For 3Q17, Due To Timing Of The Filing Of Statutory Statements; [2]Risk-To-Capital; [3]Calculated As Available Assets Divided By Required Assets As Defined Within PMIERs. As of June 30, 2017 & September 30, 2016, The PMIERs Sufficiency Ratios Were In Excess Of $500 Million & $400 Million, Respectively, Of Available Assets Above The PMIERs Requirements; [4]Minimum Capital Test; [5]Prescribed Capital Amount

Genworth 3Q17 Earnings Presentation - November 2, 2017 7

Genworth

3Q17 Summary – U.S. Life Insurance

Highlights

LTC: $(5)MM

- Less Favorable Claim Terminations, Higher Benefit Payments, And Less Favorable New Claim Experience Sequentially
- 2Q17 Favorable Reserve Correction Of $13MM After-Tax & Net Of Profits Followed By Losses Reserves
- 3Q16 Results Include Claim Reserves Strengthening Impact Of $283MM After-Tax

Life Insurance: $(9)MM

- Higher Lapses From Large Term Life Books Entering The Post-Level Premium Periods Driving Higher Deferred Acquisition Cost (DAC) Amortization
- Unfavorable Reserve Growth & Higher DAC Amortization In 2017 Reflecting Universal Life Assumptions Updates From 4Q16
- Unfavorable Impacts Of $15MM And $14MM After-Tax From Model Refinements & Corrections In 3Q17 And 2Q17, Respectively

Fixed Annuities: $13MM

- Low Interest Rates Driving Unfavorable $6MM After-Tax Loss Recognition Testing (LRT) Charge In 3Q17 And $10MM LRT Charge In 2Q17
- 3Q16 Results Include Unfavorable $8MM After-Tax Correction Related To State Guaranty Funds

Adjusted Operating Income (Loss)



($MM)
(1)
39
(207)
LTC
Fixed Annuities
Life
13
(5)
(9)
33
7
(1)
48
15
(270)
3Q17
2Q17
3Q16

Genworth 3Q17 Earnings Presentation - November 2, 2017 8

Genworth

Benefits & Other Changes In Policy Reserves & Loss Ratio (%) Long Term Care Insurance Net Investment Income Higher Versus Prior Year From Growth In Invested Assets Investment Yield Decline Primarily From Reinvestment In A Low Interest Rate Environment & Inflation Impact On U.S. Government Treasury Inflation Protected Securities (TIPS) $58MM Estimated Pre-Tax Benefit In 3Q17 From Implemented In Force Premium Rate Actions1 3Q16 Includes $435MM Reserve Increase Related To Updated Claim Assumptions $117MM Estimated Pre-Tax Benefit In 3Q17 From Implemented In Force Premium Rate Actions1 Net Investment Income & Yield Premiums 78.8% 71.0% 145.5% 1$165MM Pre-Tax (Or $107MM After-Tax) Impact From Rate Actions In 3Q17 Includes $(10)MM Pre-Tax Impact From Commissions, Premium Tax & Other Adjustments ($MM) ($MM) ($MM) Genworth 3Q17 Earnings Presentation - November 2, 2017

LTC In Force Premium Rate Increase

Rate Action Progress

Approved Filings	FY15 Actual	FY16 Actual	1Q17 Actual	2Q17 Actual	3Q17 Actual	Comments
State Filings Approved	69	96	11	25	39	
Impacted In Force Premium ($MM)	739	719	98	87	272	Strong Progress Year To Date
Weighted Average % Rate Increase Approved on Impacted In Force	29%	28%	22%	35%	26%	

Filings Submitted	FY15 Actual	FY16 Actual	1Q17 Actual	2Q17 Actual	3Q17 Actual	
State Filings Submitted	79	79	18	28	85	Significant Activity Will Continue Through 4Q17
In Force Premium Submitted ($MM)	546	834	24	216	588	

Estimated Impact To Adjusted Operating Income (Loss) From Rate Actions & Key Drivers[1]

	2014	2015	2016	1Q17	2Q17	3Q17
Estimated Adjusted Operating Income From Rate Actions[2] ($MM)	**186**	**255**	**385**	**99**	**106**	**107**

Premiums, Net

Reserve Changes, Net



92
102
155
114
236
168[3]
67
37
73
40
76
38
2014
2015
2016
1Q17
2Q17
3Q17

[1]Includes All Implemented Rate Actions Since 2012. Earned Premium & Reserve Change Estimates Reflect Certain Simplifying Assumptions That May Vary Materially From Actual Historical Results, Including But Not Limited To, A Uniform Rate Of Co-Insurance & Premium Taxes In Addition To Consistent Policyholder Behavior Over Time. Actual Behavior May Differ Significantly From These Assumptions; Excludes Reserve Updates Resulting From Profits Followed By Losses; [2]Estimated Adjusted Operating Income From Rate Actions Includes Estimates For Commissions & Premium Taxes, Net Of Tax Of $(8)MM, $(14)MM, $(19)MM, $(4)MM, $(7)MM & $(7)MM, Respectively; [3]2016 Included ($4MM) After-Tax Unfavorable Correction Related To The Calculation For Reduced Benefit Options

Genworth 3Q17 Earnings Presentation - November 2, 2017 10 Genworth

Benefits & Other Changes In Policy Reserves Life Insurance Results Reflect Reinvestment In A Low Interest Rate Environment & Lower Prepayment Speed Adjustments Unfavorable Mortality Versus Prior Quarter And Year 3Q17 Includes A Negative $30MM Impact Related To Model Refinements Reflects Run-Off Block & Elevated Lapses Primarily From Large 15-Year & 20-Year Term Life Insurance Blocks Entering The Post-Level Premium Periods Net Investment Income & Yield Premiums & Policy Fees & Other Income ($MM) ($MM) ($MM) Genworth 3Q17 Earnings Presentation - November 2, 2017 3Q17 Includes A Negative $8MM Impact Related To Model Refinements

SPDA2 Spread1.56%1.55%1.61% SPIA3 Spread0.89%1.19%1.16% Fixed Annuities 1Net Investment Income Less Interest Credited; 2Single Premium Deferred Annuities; Excludes Fixed Indexed Annuities; 3Single Premium Immediate Annuities; Includes Both Paid & Unpaid Interest Credited; 4Excludes Incurred But Not Reported; Mortality Gain (Loss) Represents The Pre-Tax Income Impact Of The Product's Actual Mortality Experience Compared To The Mortality Assumptions Embedded In The Reserves Of The Product ($MM) ($MM) Benefits/Changes In Policy Reserves & SPIA Mortality Net Investment Spread1 SPIA Mortality G/(L)4(7) (11) (7) SPIA Spread Decline Sequentially From Higher Reinvestment In A Low Interest Rate Environment & Lower Limited Partnership Income 3Q17 Negatively Impacted From A $9MM Pre-Tax Reserve Increase From LRT 2Q17 Negatively Impacted From A $16MM Pre-Tax Reserve Increase From LRT Genworth 3Q17 Earnings Presentation - November 2, 2017

Net Investment Income

Net Investment Income

($MM)



797
801
805
3Q17
2Q17
3Q16

	3Q17	2Q17	3Q16
GNW Reported Yield	4.52%	4.57%	4.62%
GNW Core Yield[1]	4.45%	4.47%	4.51%
U.S. Life Ins. Segment Reported Yield	4.79%	4.88%	4.99%
Impairments	(1)	(2)	(2)

Highlights

Yield Decline Primarily From Reinvestment In A Low Interest Rate Environment

$2.4B Of Asset Purchases In 3Q17

- ~$2.0B Primarily In Investment Grade Public Corporates, Private Assets, & Commercial Mortgage Loans With An Average Yield Of 3.69%
- ~$0.4B In Short-Term Holdings & Temporary U.S. Treasuries With An Average Yield Of 1.57%

[1]Non-GAAP Measure, See Appendix

Genworth 3Q17 Earnings Presentation - November 2, 2017 13

Genworth

Genworth 3Q17 Earnings Presentation - November 2, 2017 Variance (29) 1 Holding Company Cash & Liquid Assets Comprise Assets Held In Genworth Holdings, Inc. (The Issuer Of Outstanding Public Debt) Which Is A Wholly-Owned Subsidiary Of Genworth Financial, Inc.; 2 Comprises Cash & Cash Equivalents Of $754 Million & U.S. Government Bonds Of $75 Million As Of 9/30/17 And Cash & Cash Equivalents Of $758 Million & U.S. Government Bonds Of $100 Million As Of 6/30/17. $56MM Of Dividends Received From Australia MI And Canada MI During 3Q17 $(20)MM Settlement Payment For Class Action Lawsuit Balance Includes $175MM Committed To Facilitate The Separation & Isolation Of The LTC Business ~$52MM Restricted Cash/ Liquid Assets ($MM) Cash & Liquid Assets Roll Forward Holding Company Cash & Liquid Assets1 1.5x Debt Int. Exp. ~$45MM Restricted Cash/Liquid Assets

Appendix Genworth 3Q17 Earnings Presentation - November 2, 2017

Total Genworth Financial, Inc.’s Stockholders’ Equity (GAAP) ($MM) 3Q17 2Q17 1Q17 4Q16 3Q16 U.S. MI 2,365 2,270 2,183 2,070 2,089 Canada MI 1,724 1,676 1,617 1,565 1,601 Australia MI 681 719 701 651 687 U.S. Life Insurance 10,852 10,842 10,943 10,980 12,897 LTC1 7,170 7,328 7,420 7,621 8,957 Life Insurance1 2,801 2,685 2,615 2,452 2,892 Fixed Annuities1 881 829 908 907 1,048 Runoff1 722 572 582 671 616 Corporate & Other1,2 (3,275) (3,061) (3,214) (3,293) (3,019) Total 13,069 13,018 12,812 12,644 14,871 1Includes Estimate Of Allocated Deferred Tax Balances By Product Line; 2Includes Value Of Long-Term Borrowings Of Genworth Holdings, Inc. Genworth 3Q17 Earnings Presentation - November 2, 2017

Use Of Non-GAAP Measures This presentation includes the non-GAAP financial measure entitled "adjusted operating income (loss)”. The chief operating decision maker evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The company defines adjusted operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income attributable to noncontrolling interests, net investment gains (losses), goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions, restructuring costs and infrequent or unusual non-operating items. Gains (losses) on insurance block transactions are defined as gains (losses) on the early extinguishment of non-recourse funding obligations, early termination fees for other financing restructuring and/or resulting gains (losses) on reinsurance restructuring for certain blocks of business. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company's segments and Corporate and Other activities. A component of the company's net investment gains (losses) is the result of impairments, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company's discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions and restructuring costs are also excluded from adjusted operating income (loss) because, in the company's opinion, they are not indicative of overall operating trends. Infrequent or unusual non-operating items are also excluded from adjusted operating income (loss) if, in the company's opinion, they are not indicative of overall operating trends.   While some of these items may be significant components of net income (loss) available to Genworth’s common stockholders in accordance with GAAP, the company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss) are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from adjusted operating income (loss) have occurred in the past and could, and in some cases will, recur in the future. Adjusted operating income (loss) is not a substitute for net income (loss) available to Genworth’s common stockholders determined in accordance with GAAP. In addition, the company's definition of adjusted operating income (loss) may differ from the definitions used by other companies.   Adjustments to reconcile net income (loss) attributable to Genworth’s common stockholders and adjusted operating income (loss) assume a 35 percent tax rate (unless otherwise indicated) and are net of the portion attributable to noncontrolling interests. Net investment gains (losses) are also adjusted for deferred acquisition cost (DAC) and other intangible amortization and certain benefit reserves.   In the third quarters of 2017 and 2016, the company recorded a pre-tax expense of $1 million and $2 million, respectively, related to restructuring costs as part of an expense reduction plan as the company evaluates and appropriately sizes its organizational needs and expenses. There were no infrequent or unusual items excluded from adjusted operating income (loss) during the periods presented.   This presentation includes the non-GAAP financial measure entitled "core yield" as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield is not a substitute for investment yield determined in accordance with GAAP. In addition, the company’s definition of core yield may differ from the definitions used by other companies. A reconciliation of core yield to reported GAAP yield is included in this appendix. Genworth 3Q17 Earnings Presentation - November 2, 2017

Reconciliation Of Net Income (Loss) To Adjusted Operating Income (Loss) Genworth 3Q17 Earnings Presentation - November 2, 2017

Reconciliation Of Core Yield To Reported Yield Genworth 3Q17 Earnings Presentation - November 2, 2017

Definition Of Selected Operating Performance Measures Management uses selected operating performance measures including ''sales" and "insurance in force" or "risk in force" which are commonly used in the insurance industry as measures of operating performance. Management regularly monitors and reports sales metrics as a measure of volume of new and renewal business generated in a period. Sales refer to new insurance written for mortgage insurance. Sales do not include renewal premiums on policies or contracts written during prior periods. The company considers new insurance written to be a measure of the company's operating performance because it represents a measure of new sales of insurance policies or contracts during a specified period, rather than a measure of the company's revenues or profitability during that period. Management regularly monitors and reports insurance in force and risk in force. Insurance in force for the mortgage insurance businesses is a measure of the aggregate original loan balance for outstanding insurance policies as of the respective reporting date. Risk in force for the U.S. mortgage insurance business is based on the coverage percentage applied to the estimated current outstanding loan balance. For risk in force in the mortgage insurance businesses in Canada and Australia, the company has computed an “effective” risk in force amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in force has been calculated by applying to insurance in force a factor of 35% that represents the highest expected average per-claim payment for any one underwriting year over the life of the company's mortgage insurance businesses in Canada and Australia. In Australia, the company has certain risk share arrangements where it provides pro-rata coverage of certain loans rather than 100% coverage. As a result, for loans with these risk share arrangements, the applicable pro-rata coverage amount provided is used when applying the factor. The company considers insurance in force and risk in force to be measures of the company's operating performance because they represent measures of the size of the business at a specific date which will generate revenues and profits in a future period, rather than measures of the company's revenues or profitability during that period. Management also regularly monitors and reports a loss ratio for the company’s businesses. For the mortgage insurance businesses, the loss ratio is the ratio of incurred losses and loss adjustment expenses to net earned premiums. For the long term care insurance business, the loss ratio is the ratio of benefits and other changes in reserves less tabular interest on reserves less loss adjustment expenses to net earned premiums. The company considers the loss ratio to be a measure of underwriting performance in these businesses and helps to enhance the understanding of the operating performance of the businesses. An assumed tax rate of 35% is utilized in certain adjustments to adjusted operating income (loss) and in the explanation of specific variances of operating performance and investment results. These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources. The company allocates the consolidated provision for income taxes to its operating segments. The allocation methodology applies a specific tax rate to the pre-tax income (loss) of each segment, which is then adjusted in each segment to reflect the tax attributes of items unique to that segment such as foreign income. The difference between the consolidated provision for income taxes and the sum of the provision for income taxes in each segment is reflected in Corporate and Other activities. The annually-determined tax rates and adjustments to each segment’s provision for income taxes are estimates which are subject to review and could change from year to year. Results Of Operations By Segment Genworth 3Q17 Earnings Presentation - November 2, 2017

Cautionary Note Regarding Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “will” or words of similar meaning and include, but are not limited to, statements regarding the outlook for the company’s future business and financial performance. Examples of forward-looking statements include statements we make relating to the China Oceanwide transaction. Forward-looking statements are based on management’s current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially from those in the forward-looking statements due to global political, economic, business, competitive, market, regulatory and other factors and risks, including, but not limited to, the following: risks related to the proposed transaction with China Oceanwide Holdings Group Co., Ltd. (Oceanwide) including: the company's inability to complete the transaction in a timely manner or at all; the parties’ inability to obtain regulatory approvals, including from the Committee on Foreign Investment in the United States (“CFIUS”), or the possibility that such regulatory approvals may further delay the transaction or will not be received prior to November 30, 2017 (and either or both of the parties may not be willing to further waive their end date termination rights beyond November 30, 2017) or that materially burdensome or adverse regulatory conditions may be imposed or undesirable measures may be required in connection with any such regulatory approvals including any mitigation approaches that may be necessary to obtain CFIUS approval (including conditions or measures that either or both of the parties may be unwilling to accept or undertake, as applicable); existing and potential legal proceedings may be instituted against the company in connection with the transaction that may delay the transaction, make it more costly or ultimately preclude it; the risk that the proposed transaction disrupts the company's current plans and operations as a result of the consummation of the transaction; certain restrictions during the pendency of the transaction that may impact the company's ability to pursue certain business opportunities or strategic transactions; continued availability of capital and financing to the company before, or in the absence of, the consummation of the transaction; further rating agency actions and downgrades in the company's debt or financial strength ratings; changes in applicable laws or regulations; the company’s ability to recognize the anticipated benefits of the transaction; the amount of the costs, fees, expenses and other charges related to the transaction; the risks related to diverting management’s attention from the company's ongoing business operations; the merger agreement may be terminated in circumstances that would require the company to pay Oceanwide a fee; the company's ability to attract, recruit, retain and motivate current and prospective employees may be adversely affected; and disruptions and uncertainty relating to the transaction, whether or not it is completed, may harm the company's relationships with its employees, customers, distributors, vendors or other business partners, and may result in a negative impact on the company's business; strategic risks in the event the proposed transaction with Oceanwide is not consummated including: the company's inability to successfully execute alternative strategic plans to effectively address its current business challenges (including with respect to the restructuring of its U.S. life insurance businesses, debt obligations, including our debt maturing in May 2018, cost savings, ratings and capital); the company's ability to continue to sell long-term care insurance policies; our inability to attract buyers for any businesses or other assets it may seek to sell, or securities it may seek to issue, in each case, in a timely manner and on anticipated terms; failure to obtain any required regulatory, stockholder and/or noteholder approvals or consents for such alternative strategic plans, or the company's challenges changing or being more costly or difficult to successfully address than currently anticipated or the benefits achieved being less than anticipated; inability to achieve anticipated cost-savings in a timely manner; adverse tax or accounting charges; and inability to increase the capital needed in the company's businesses in a timely manner and on anticipated terms, including through improved business performance, reinsurance or similar transactions, asset sales, securities offerings or otherwise, in each case as and when required; risks relating to estimates, assumptions and valuations including: risks related to the impact of the company's annual review of assumptions and methodologies related to its margin reviews in the fourth quarter of 2017, including risks that additional information obtained in finalizing its margin review in the fourth quarter of 2017 or other changes to assumptions or methodologies materially affect the impact on margins; inadequate reserves and the need to increase reserves (including as a result of any changes the company may make to its assumptions, methodologies or otherwise in connection with periodic or other reviews); inaccurate models; deviations from the company’s estimates and actuarial assumptions or other reasons in its long term care insurance, life insurance and/or annuity businesses; accelerated amortization of deferred acquisition costs (“DAC”) and present value of future profits (“PVFP”) (including as a result of any changes the company may make to its assumptions, methodologies or otherwise in connection with periodic or other reviews, including reviews the company expects to carry out in the fourth quarter of 2017); adverse impact on the company’s financial results as a result of projected profits followed by projected losses (as is currently the case with its long term care insurance business); adverse impact on the company’s results of operations, including its loss ratio as a result of its annual review of the premium earnings pattern for its mortgage insurance business in Australia (which the company expects to carry out in the fourth quarter of 2017); and changes in valuation of fixed maturity, equity and trading securities; risks relating to economic, market and political conditions including: downturns and volatility in global economies and equity and credit markets; interest rates and changes in rates (particularly given the historically low interest rate environment) have adversely impacted, and may continue to materially adversely impact, the company's business and profitability; deterioration in economic conditions or a decline in home prices that adversely affect the company's loss experience in mortgage insurance; political and economic instability or changes in government policies; and fluctuations in foreign currency exchange rates and international securities markets; Genworth 3Q17 Earnings Presentation - November 2, 2017

Cautionary Note Regarding Forward-Looking Statements Genworth 3Q17 Earnings Presentation - November 2, 2017 regulatory and legal risks including: extensive regulation of the company's businesses and changes in applicable laws and regulations (including changes to tax laws and regulations); litigation and regulatory investigations or other actions; dependence on dividends and other distributions from the company's subsidiaries (particularly its international subsidiaries) and the inability of any subsidiaries to pay dividends or make other distributions to the company, including as a result of the performance of its subsidiaries and insurance, regulatory or corporate law restrictions; adverse change in regulatory requirements, including risk-based capital; changes in regulations adversely affecting the company's international operations; inability to maintain the private mortgage insurer eligibility requirements (PMIERs); inability of the company's U.S. mortgage insurance subsidiaries to meet minimum statutory capital requirements and hazardous financial condition standards; the influence of Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and a small number of large mortgage lenders on the U.S. mortgage insurance market and adverse changes to the role or structure of Fannie Mae and Freddie Mac; adverse changes in regulations affecting the company's mortgage insurance businesses; inability to continue to implement actions to mitigate the impact of statutory reserve requirements; impact of additional regulations pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act; and changes in accounting and reporting standards; liquidity, financial strength ratings, credit and counterparty risks including: insufficient internal sources to meet liquidity needs and limited or no access to capital (including the company's ability to obtain financing under a credit facility); future adverse rating agency actions, including with respect to rating downgrades or potential downgrades or being put on review for potential downgrade, all of which could have adverse implications for the company, including with respect to key business relationships, product offerings, business results of operations, financial condition and capital needs, strategic plans, collateral obligations and availability and terms of hedging, reinsurance and borrowings; defaults by counterparties to reinsurance arrangements or derivative instruments; defaults or other events impacting the value of the company's fixed maturity securities portfolio; and defaults on the company's commercial mortgage loans or the mortgage loans underlying its investments in commercial mortgage-backed securities and volatility in performance; operational risks including: inability to retain, attract and motivate qualified employees or senior management; ineffective or inadequate risk management in identifying, controlling or mitigating risks; reliance on, and loss of, key customer or distribution relationships; availability, affordability and adequacy of reinsurance to protect the company against losses; competition; competition in the company's mortgage insurance businesses from government and government-owned and government-sponsored enterprises (GSEs) offering mortgage insurance; the design and effectiveness of our disclosure controls and procedures and internal control over financial reporting may not prevent all errors, misstatements or misrepresentations; and failure or any compromise of the security of the company's computer systems, disaster recovery systems and business continuity plans and failures to safeguard, or breaches of, its confidential information; insurance and product-related risks including: the company's inability to increase sufficiently, and in a timely manner, premiums on in force long term care insurance policies and/or reduce in force benefits, and charge higher premiums on new policies, in each case, as currently anticipated and as may be required from time to time in the future (including as a result of the company's failure to obtain any necessary regulatory approvals or unwillingness or inability of policyholders to pay increased premiums), including to offset any impact on the company's margins in connection with its margin reviews in the fourth quarter of 2017; the company's inability to reflect future premium increases and other management actions in its margin calculation as anticipated, including in connection with its margin reviews in the fourth quarter of 2017; failure to sufficiently increase new sales for the company's long term care insurance products; inability to realize anticipated benefits of the company's rescissions, curtailments, loan modifications or other similar programs in its mortgage insurance businesses; premiums for the significant portion of the company's mortgage insurance risk in force with high loan-to-value ratios may not be sufficient to compensate the company for the greater risks associated with those policies; decreases in the volume of high loan-to-value mortgage originations or increases in mortgage insurance cancellations; increases in the use of alternatives to private mortgage insurance and reductions in the level of coverage selected; potential liabilities in connection with the company's U.S. contract underwriting services; and medical advances, such as genetic research and diagnostic imaging, and related legislation that impact policyholder behavior in ways adverse to the company; other risks including: occurrence of natural or man-made disasters or a pandemic; impairments of or valuation allowances against the company's deferred tax assets; the possibility that in certain circumstances the company will be obligated to make payments to General Electric Company (GE) under the tax matters agreement with GE even if its corresponding tax savings are never realized and payments could be accelerated in the event of certain changes in control; and provisions of the company's certificate of incorporation and bylaws and the tax matters agreement with GE may discourage takeover attempts and business combinations that stockholders might consider in their best interests; and risks relating to the company's common stock including: the continued suspension of payment of dividends; and stock price fluctuations. The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.